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                                                                EXHIBIT 99.2

                                                                  EXECUTION COPY

                             STOCK OPTION AGREEMENT


        STOCK OPTION AGREEMENT, dated as of October 29, 2001 (this "Agreement"), is entered into among Odwalla, Inc., a California corporation (the "Company"), The Coca-Cola Company, a Delaware corporation ("Parent"), and Perry Phillip Corp., a California corporation and wholly owned subsidiary of Parent ("Sub").

                              W I T N E S S E T H:

        WHEREAS, concurrently with the execution and delivery of this Agreement, the parties hereto are entering into an Agreement and Plan of Merger (the "Merger Agreement") which provides, upon the terms and subject to the conditions set forth therein, for (i) the commencement by Sub of a tender offer (the "Offer") to purchase any and all of the outstanding shares of the common stock, no par value (the "Shares"), of the Company at a price of $15.25 per Share in cash, net to the seller (such price, or such greater amount which may be paid pursuant to the Offer, the "Offer Price") and (ii) the subsequent merger of Sub with and into the Company (the "Merger"), whereby each Share issued and outstanding (other than Shares owned by Parent, Sub or any other subsidiary of Parent and other than Shares which are held by shareholders exercising dissenters' rights pursuant to Chapter 13 of the California General Corporation Law (the "CGCL")) shall be converted into the right to receive the Offer Price;

        WHEREAS, as a condition to the willingness of Parent and Sub to enter into the Merger Agreement, Parent and Sub have required that the Company agree, and in order to induce Parent and Sub to enter into the Merger Agreement, the Company has agreed, to grant to Sub an option to purchase Shares upon the terms and subject to the conditions of this Agreement; and

        WHEREAS, capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement.

        NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                                The Top-Up Option

         .1. Grant of Top-Up Stock Option. Subject to the terms and conditions set forth herein, the Company hereby grants to Sub an irrevocable option (the "Top-Up Stock Option") to purchase that number of Shares (the "Top-Up Option Shares") equal to the number of Shares that, when added to the number of Shares owned by Sub, Parent and any other subsidiary of Parent immediately following consummation of the Offer, shall constitute 90.1% of the Shares outstanding on a fully diluted basis (assuming the issuance of the Top-Up Option Shares) and shall permit Sub to effect the Merger pursuant to Section 1110 of the CGCL (assuming the issuance of the Top-Up Option Shares) at a purchase price per Top-Up Option Share equal to the Offer Price; provided, however, that the Top-Up Stock Option shall not be exercisable if the

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number of Shares subject thereto exceeds the number of authorized shares of common stock of the Company available for issuance. The Company agrees to provide Parent and Sub with information regarding the number of Shares available for issuance on an ongoing basis.

         .2. Exercise of Top-Up Stock Option.



             (a) Subject to the conditions set forth in Section 2.1, Sub may, at its election, exercise the Top-Up Stock Option in whole, but not in part, at any one time after the occurrence of a Top-Up Exercise Event (as defined below) and prior to the Top-Up Termination Date (as defined below).

             (b) A "Top-Up Exercise Event" shall occur for purposes of this Agreement upon Sub's acceptance for payment pursuant to the Offer of Shares constituting, together with Shares owned directly or indirectly by Sub, Parent and any other subsidiary of Parent, more than 50% of the Shares then outstanding but less than 90% of the Shares then outstanding on a fully diluted basis.

             (c) Except as provided in the last sentence of this Section 1.2(c), the "Top-Up Termination Date" shall occur for purposes of this Agreement upon the earliest to occur of: (i) the Effective Time; (ii) the date which is 20 business days after the occurrence of a Top-Up Exercise Event; (iii) the termination of the Merger Agreement; and (iv) the date on which Sub reduces the Minimum Condition to the Revised Minimum Number and accepts for payment a number of Shares equal to the Revised Minimum Number.

             (d) Notwithstanding the occurrence of the Top-Up Termination Date, Sub shall be entitled to purchase the Top-Up Option Shares if it has exercised the Top-Up Stock Option in accordance with the terms hereof prior to such occurrence, and the occurrence of the Top-Up Termination Date shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such date.

             (e) In the event Sub wishes to exercise the Top-Up Stock Option, Sub shall send to the Company a written notice (a "Top-Up Exercise Notice," the date of which notice is referred to herein as the "Top-Up Notice Date") specifying the denominations of the certificate or certificates evidencing the Top-Up Option Shares which Sub wishes to receive, the place for the closing of the purchase and sale pursuant to the Top-Up Stock Option (the "Top-Up Closing") and a date not earlier than one day nor later than ten business days after the Top-Up Notice Date for the Top-Up Closing; provided, however, that (i) if the Top-Up Closing cannot be consummated by reason of any applicable Laws or orders, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity is required in connection with such purchase, Sub and the Company shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and the period of time


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         that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The Company shall, promptly after receipt of the Top-Up Exercise Notice, deliver a written notice to Sub confirming the number of Top-Up Option Shares and the aggregate purchase price therefor.

                                   ARTICLE II
                                     Closing


         .1. Conditions to Closing. The obligation of the Company to deliver Top-Up Option Shares upon the exercise of the Top-Up Stock Option is subject to the following conditions:


             (a) any applicable waiting period under the HSR Act and any applicable non-United States Laws regulating competition, antitrust, investment or exchange controls relating to the issuance of the Top-Up Option Shares hereunder shall have expired or been terminated;

             (b) no provision of any applicable Law or regulation and no judgment, injunction, order or decree shall prohibit the exercise of the Top-Up Stock Option or the delivery of the Top-Up Option Shares in respect of any such exercise; and

             (c) delivery of the Top-Up Option Shares would not violate, or otherwise cause a violation of the rule of the Nasdaq Stock Market set forth in Section 4350(i)1(D) of the NASD Manual.

         .2. Closing.

             (a) At the Top-Up Closing (i) the Company shall deliver to Sub a certificate or certificates evidencing the applicable number of Top-Up Option Shares (in the denominations designated by Sub in the Top-Up Exercise Notice) and (ii) Sub shall purchase each Top-Up Option Share from the Company at the Offer Price. Payment by Sub of the purchase price for the Top-Up Option Shares shall be made by delivery of immediately available funds by wire transfer to an account designated by the Company.

             (b) The Company shall pay all expenses, and any and all federal, state and local taxes and other charges, that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2.2.

         .3. Securities Law Compliance. Sub understands that the Shares which Sub may acquire hereunder will not be registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon an exemption thereunder for transactions not involving a public transaction. Sub is, or will be upon the purchase of the Top-Up Option Shares, an accredited


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investor for purposes of the federal securities laws. The Top-Up Stock Option and the Top-Up Option Shares to be acquired upon exercise of the Top-Up Stock Option are being and will be acquired by Sub without a view to public distribution thereof otherwise than in compliance with the Securities Act and applicable state securities laws and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act and in compliance with applicable state securities laws. Sub will not effect any offer or sale of Top-Up Option Shares which would cause the Company to violate the registration requirements of the Securities Act or the registration or qualification requirements of the securities laws of any jurisdiction. Sub will comply with all obligations under applicable securities law in connection with the receipt of the Top-Up Stock Option or the purchase of the Top-Up Option Shares or otherwise with respect to the consummation of the transactions contemplated by this Agreement.


                                  ARTICLE III
                              Additional Agreements

         .1. Restrictive Legends. Certificates evidencing the Shares to be delivered hereunder may include legends legally required including the legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF OCTOBER 29, 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that (i) the reference to the resale restrictions of the Securities Act and state securities or blue sky laws in the foregoing legend shall be removed by delivery of substitute certificate(s) without such reference if the Company or Sub, as the case may be, shall have delivered to the other party a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance reasonably satisfactory to the other party, to the effect that such legend is not required for purposes of the Securities Act or such laws; (ii) the reference to the provisions of this Agreement in the foregoing legend shall be removed by delivery of substitute Certificate(s) without such reference if the Shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and
(iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.


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         .2. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, Parent, Sub and the Company will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

         .3. Further Assurances. Each party shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Sub and Parent the power to consummate the transactions contemplated by this Agreement. If Sub shall exercise the Top-Up Stock Option granted hereunder in accordance with the terms of this Agreement, each party shall, without additional consideration, execute and deliver all such further documents and instruments and take all such further actions as any other party may reasonably request to consummate the transactions contemplated by this Agreement.

                                   ARTICLE IV
                                  Miscellaneous

         .1. Waiver of Conditions. The conditions to each of the parties' obligations to consummate this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

         .2. Expenses. Each of the parties hereto shall pay its own expenses incurred in connection with this Agreement. Each of the parties hereto warrants and covenants to the others that it will bear all claims for brokerage fees attributable to action taken by it.

         .3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective representatives and permitted successors and assigns.

         .4. Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties hereto.

         .5. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Time is of the essence with respect to all provisions of this Agreement.

         .6. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that each of Parent and Sub may freely assign its rights to another direct or indirect wholly owned subsidiary of Parent or Sub without


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such prior written approval but no such assignment shall relieve Parent or Sub of any of its obligations hereunder. Any purported assignment without such consent shall be void.

         .7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement.

         .8. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by delivery, telegram or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any national courier service, provided that any notice delivered as herein provided shall also be delivered by telecopy at the time of such delivery. All communications hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

        (a)    If to Parent    The Coca-Cola Company
               or Sub:         One Coca-Cola Plaza
                               Atlanta, Georgia  30313
                               Attention: Chief Financial Officer
                               Telecopy: (404) 676-8621

               With a copy
               (which does
               not constitute
               notice) to:     The Coca-Cola Company
                               One Coca-Cola Plaza
                               Atlanta, Georgia  30313
                               Attention: General Counsel
                               Telecopy: (404) 676-6209


               and with a      King & Spalding
               copy to:        191 Peachtree Street
                               Atlanta, Georgia 30303-1763
                               Attention: C. William Baxley
                               Telecopy: (404) 572-5100


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        (b)    If to
               the Company:    Odwalla, Inc.
                               120 Stone Pine Road
                               Half Moon Bay, California 94019
                               Attention: Chief Financial Officer
                               Telecopy: (650) 712-5967

               with a copy to: Morrison & Foerster LLP
                               425 Market Street
                               San Francisco, California 94965
                               Attention:  Robert S. Townsend
                               Telecopy:  (415) 268-7522

         .9. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

         .10. Enforceability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         .11. Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.


         .12. Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         .13. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.


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        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.



                                       ODWALLA, INC.



                                       By:/s/ D. STEPHEN C. WILLIAMSON
                                       Name: D. Stephen C. Williamson
                                       Title: Chairman of the Board and
                                                Chief Executive Officer


                                       THE COCA-COLA COMPANY

                                       By:/s/ DAVID M. TAGGERT
                                       Name: David M. Taggert
                                       Title: Vice President



                                       PERRY PHILLIP CORP.

                                       By:/s/ PAUL ETCHELLS
                                       Name: Paul Etchells
                                       Title: President



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